SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 2006


                               FirstBank NW Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                      0-22435                 84-1389562
 ---------------------------           ----------           -------------------
 State or other jurisdiction           Commission            (I.R.S. Employer
     of incorporation                  File Number          Identification No.)



1300 16th Avenue, Clarkston, Washington                              99403
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number (including area code)   (509) 295-5100

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events
-----------------------

         FirstBank NW Corp. ("FirstBank") and Sterling Financial Corporation ("Sterling") announced that FirstBank's shareholders approved FirstBank's proposed merger with Sterling at a meeting of FirstBank's shareholders held on November 8, 2006.

         Under the terms of the merger agreement, each share of FirstBank common stock will be converted into the right to receive 0.7890 shares of Sterling common stock and $2.55 in cash. The transaction remains subject to customary closing conditions, including the receipt of necessary regulatory approvals, and is expected to close during FirstBank's third fiscal quarter ending December 31, 2006. A copy of the joint press release issued by FirstBank and Sterling on November 8, 2006 announcing the approval of the merger by FirstBank shareholders is included as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

         (c)       Exhibits

         99.1      Joint press release dated November 8, 2006.


                                    *   *   *


ADDITIONAL INFORMATION AND WHERE TO FIND IT
-------------------------------------------
Sterling has filed with the Securities and Exchange Commission a registration statement on Form S-4, and FirstBank has mailed a proxy statement/prospectus to its security holders, containing information about the transaction. In addition to the registration statement filed by Sterling and the proxy statement/prospectus mailed to the security holders of FirstBank, Sterling and FirstBank file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by FirstBank may also be obtained by requesting them in writing at FirstBank NW Corp., 1300 16th Avenue, Clarkston, WA 99403 or by telephone at (509) 295-5100. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by FirstBank on its website at www.fbnw.com.

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FORWARD-LOOKING STATEMENTS
--------------------------

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and FirstBank, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling's and FirstBank's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and FirstBank, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and FirstBank may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) adverse governmental or regulatory policies may be enacted; (6) the interest rate environment may further compress margins and adversely affect net interest income; (7) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (8) competition from other financial services companies in Sterling's and FirstBank's markets could adversely affect operations; and (9) an economic slowdown could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling's and FirstBank's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's website at www.sec.gov. The documents filed by Sterling, may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by FirstBank may also be obtained by requesting them in writing at FirstBank NW Corp., 1300 16th Avenue, Clarkston, WA 99403 or by telephone at
(509) 295-5100. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by FirstBank on its website at www.fbnw.com.

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

Sterling and FirstBank caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or FirstBank or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Sterling and FirstBank do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

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

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRSTBANK NW CORP.



Date: November 9, 2006                 By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer

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